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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 9, 2004


                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



           DELAWARE                       1-14380             73-1173881
  (State or other jurisdiction of       (Commission         (I.R.S. Employer
   incorporation or organization)       File Number)       Identification No.)



                   1293 ELDRIDGE PARKWAY, HOUSTON, TEXAS 77077
               (Address of principal executive office) (Zip Code)


                                 (832) 486-4000
              (Registrant's telephone number, including area code)


         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

On November 9, 2004, we repurchased $3,535,000 principal amount of our 11-3/8% senior notes due 2011 that were tendered prior to the final expiration on November 5, 2004 of our tender offer for those notes. An aggregate of $543,355,000 principal amount of our 11-3/8% senior notes were tendered and repurchased pursuant to the tender offer, including notes repurchased on October 22, 2004. At present, $6,645,000 principal amount of the 11-3/8% senior notes remain outstanding.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CITGO PETROLEUM CORPORATION

Date: November 9, 2004                                  /s/ Larry Krieg
                                                   -----------------------------
                                                            Larry Krieg
                                                       Vice President Finance